Supplement to the

Fidelity® Core Dividend ETF, Fidelity Dividend ETF for Rising Rates,

Fidelity Low Volatility Factor ETF, Fidelity Momentum Factor ETF,

Fidelity Quality Factor ETF, and Fidelity Value Factor ETF

STATEMENT OF ADDITIONAL INFORMATION

September 8, 2016

As Revised September 19, 2016

Robert Regan serves as portfolio manager of the funds.

The following information supplements information found in the “Management Contracts” section.

Fidelity® Core Dividend ETF, Fidelity® Dividend ETF for Rising Rates, Fidelity® Low Volatility Factor ETF, Fidelity® Momentum Factor ETF, Fidelity® Quality Factor ETF, and Fidelity® Value Factor ETF are managed by Geode, a sub-adviser to each fund. Robert Regan is a portfolio manager of each fund and receives compensation for his services. As of December 31, 2016, portfolio manager compensation generally consists of a fixed base salary, a bonus that is based on both objective and subjective criteria, and, in certain cases, participation in a profit-based compensation plan. A portion of the portfolio manager’s compensation may be deferred based on criteria established by Geode.

The portfolio manager’s base salary is determined annually by level of responsibility and tenure at Geode. The primary component for determining the portfolio manager’s bonus is the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) relative to a custom peer group, if applicable, and relative to a benchmark index assigned to each fund or account. Performance is measured over multiple measurement periods that eventually encompass periods of up to five years. A portion of the portfolio manager’s bonus is linked to each fund’s relative pre-tax investment performance measured against the fund’s benchmark index. A subjective component of the portfolio manager’s bonus is based on the portfolio manager’s overall contribution to the management of Geode, including recruiting, monitoring, and mentoring within the investment management teams, as well as time spent assisting in firm promotion. The portfolio manager may also be compensated under a profit-based compensation plan, which is primarily based on the profits of Geode.

The portfolio manager’s compensation plan can give rise to potential conflicts of interest. The manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to firm promotion efforts, which together indirectly link compensation to sales. Managing and providing research to multiple accounts (including proprietary accounts) can give rise to potential conflicts of interest if the accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple accounts. Securities selected for accounts other than the fund may outperform the securities selected for the fund.

In addition to managing each fund’s investment portfolio, the portfolio manager also manages other investment portfolios and accounts on behalf of Geode or its affiliates.

The following table provides information relating to other accounts managed by Mr. Regan as of December 31, 2016:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	36	18	5
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$ 226,649	$ 21,193	$ 1,163
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

*	Includes Fidelity® Core Dividend ETF ($29 (in millions) assets managed), Fidelity® Dividend ETF for Rising Rates ($51 (in millions) assets managed), Fidelity® Low Volatility Factor ETF ($12 (in millions) assets managed), Fidelity® Momentum Factor ETF ($10 (in millions) assets managed), Fidelity® Quality Factor ETF ($18 (in millions) assets managed), and Fidelity® Value Factor ETF ($14 (in millions) assets managed).

As of December 31, 2016, the dollar range of shares of Fidelity® Core Dividend ETF beneficially owned by Mr. Regan was none, the dollar range of shares of Fidelity® Dividend ETF for Rising Rates beneficially owned by Mr. Regan was none, the dollar range of shares of Fidelity® Low Volatility Factor ETF beneficially owned by Mr. Regan was none, the dollar range of shares of Fidelity® Momentum Factor ETF beneficially owned by Mr. Regan was none, the dollar range of shares of Fidelity® Quality Factor ETF beneficially owned by Mr. Regan was none, and the dollar range of shares of Fidelity® Value Factor ETF beneficially owned by Mr. Regan was none.

CPFB-17-01	February 10, 2017
1.9881345.100